Exhibit 10.35

FIRST AMENDMENT OF Purchase and Sale CONTRACT

THIS FIRST AMENDMENT OF PURCHASE AND SALE CONTRACT(this “Amendment”) is entered into effective as of the 27th day of June, 2011 (“Effective Date”), by and betweenNATIONAL PROPERTY INVESTORS 5, a California limited partnership, having an address at c/o AIMCO, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and BHE ACQUISITIONS, L.L.C., an Iowa limited liability company, having a principal address at 400 Locust Street, Suite 790, Des Moines, Iowa 50309 (“Purchaser”).

RECITALS

A.        Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of May 26, 2011 (the “Contract”), regarding real property located in Altamonte Springs, Florida and more particularly described in the Contract.

B.         Seller and Purchaser desire to amend the Contract subject to the terms and conditions described below.

C.        All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

agreements

1.                  Incorporation of Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference.

2.                  Extension of Feasibility Period.  Anything contained in Section 3.1 of the Contract to the contrary notwithstanding, the Feasibility Period shall expire on June 30, 2011.

3.                  No Further Modification.  Except as modified by this Amendment, the Contract remains unmodified.  The terms and provisions of the Contract as amended by this Amendment remain in full force and effect and are hereby ratified and confirmed.

4.                  Counterparts.  This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

5.                  Telecopied/Electronic Mail Signatures.  A counterpart of this Amendment signed by one party to this Amendment and telecopied or sent by electronic mail to another party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

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IN WITNESS WHEREOF, Seller and Purchaser have entered into this First Amendment as of the date first above stated.

SELLER:

NATIONAL PROPERTY INVESTORS 5,

      a California limited partnership

      By: NPI EQUITY INVESTMENTS, INC.,

             a Florida corporation,

             its general partner

By: /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

PURCHASER:

BHE ACQUISITIONS, L.L.C.,

an Iowa limited liability company

By:  /s/Nicholas H. Roby

Name:  Nicholas H. Roby

Title:  Vice President